UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     June 3, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                              1-9532                  13-1964841
(State or other jurisdiction       (Commission      (IRS Employer Identification
 of Incorporation)                 File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 3, 2003, Audiovox Corporation (the "Company") issued a press release reporting that the United States Bankruptcy Court for the Southern District of New York accepted the bid by one of the Company's wholly owned subsidiaries for the audio assets of Recoton Corporation. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference in its entirety.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

      Exhibit No.                   Description

         99.1              Press Release, dated June 3, 2003

         99.2              Press Release, dated June 3, 2003


ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On June 3, 2003, Audiovox Corporation issued a press release reporting fourth quarter and fiscal year end 2002 results. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated by reference in its entirety.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AUDIOVOX CORPORATION




Dated:  June 4, 2003                        By:s/Charles M. Stoehr
                                               -------------------------------
                                                Charles M. Stoehr
                                                Senior Vice President and
                                                Chief Financial Officer


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                                                   EXHIBIT INDEX


Exhibit No.                Description

     99.1 Press Release, dated June 3, 2003, announcing acceptance of bid to purchase certain assets of Recoton Corporation

     99.2 Press Release, dated June 3, 2003, announcing fourth quarter and fiscal year end 2002 results.

























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